Exhibit 99.01

Neural Stem Cell Technology Platform for Cell Therapeutics and Pharmaceuticals  NYSE Amex: CUR  www.neuralstem.com

2 NEURALSTEM, INC. SAFE HARBOR STATEMENT This presentation contains forward - looking statements. Neuralstem wishes to caution the readers of and listeners participating in this presentation that actual results may differ from those discussed in the forward - looking statements and may be adversely affected by, among other things, US FDA responses, and responses from other jurisdictions to various regulatory submissions; SEC responses to various registration submissions; changes in corporate strategy; the need to raise additional capital; the success or failure of other private and public organizations and/or academic and corporate institutions engaged in stem cell research and development, and the market for stem cell research in general. For further information, please review the company's filings with the Securities and Exchange Commission. For complete management biographical information and links to all SEC documents please visit the company’s Web site: neuralstem.com.

Neuralstem Technology: Stem Cells of the Brain and the Spinal Cord □ Platform technology □ Many cell therapy products □ Regionally specific CNS stem cells □ Patented □ Issued and re - affirmed worldwide □ Fully characterized □ Expanded under defined conditions: no animal - derived reagents, serum or feeder cells □ Reproducible differentiation: constitutive behavior of cells □ Physiologically relevant neurons: 50% 3 Midbrain Spinal Cord Hippocampus Dopaminergic GABAergic Cholingergic NEURONAL Differentiation Subtypes

Neuralstem Platform Cell Therapeutics’ Commercialization and Platform Roll - out 4 Neuralstem Technology Platform Direct Injection / Transplantation Into the Spinal Cord or Brain Cell Therapy Small Molecule Discovery / Development Enabled by Proprietary Stem Cell - based Screening Pharmaceuticals Amyotrophic Lateral Sclerosis Chronic Spinal Cord Injury Chronic Stroke Huntington’s Disease Brain Cancer Ischemic Spastic Paraplegia Major Depressive Disorder Bipolar Disorder Anxiety Alzheimer’s Disease PTSD Schizophrenia

Neuralstem, Inc.: Snapshot □ Technology platform supports two divisions: □ Cell Therapeutics – Direct cell injection/transplantation to spinal cord or brain □ Pharmaceuticals – Small molecule discovery and development via proprietary stem cell - based screening □ FDA - reviewed cGMP spinal cord stem cell banks in Phase 1 trial for ALS, commenced January 2010; 10 patients transplanted to date □ Phase 1a FDA approved depression trial approved December 2010; first patient dosed Feb. 28 2011 □ IND filed with FDA for Chronic Spinal Cord Injury; same product, route of administration as ALS trial 5

Neuralstem ALS Trial: World - Class Trial Design and Execution □ Principal Investigator: Eva L. Feldman, M.D., Ph.D. , Professor of Neurology & Director A. Alfred Taubman Medical Research Institute of the University of Michigan Medical School □ Site Principal Investigator: Jonathan D. Glass, M.D. , Professor of Neurology & Director Emory ALS Center Emory University □ Co - Investigator & Neurosurgeon: Nicholas M. Boulis M.D . , Assistant Professor Neurosurgery Emory University □ Trial Advisory Board: □ Hiroshi Mitsumoto M.D., D.Sc. , Professor of Neurology Columbia University & Director of the Eleanor and Lou Gehrig MDA/ALS Research Center and Neuromuscular Division at the Neurological Institute of New York □ Mark Bromberg M.D. , Ph.D. Professor of Neurology & Director of the Motor Neuron Disease/ALS Clinic University of Utah School of Medicine □ Zachary Simmons M.D. , Professor of Neurology Penn State University Hershey Medical Center and Director Neuromuscular Program and ALS Center □ Data Safety Monitoring Board/DSMB: Hiroshi Mitsumoto ; Zachary Simmons ; Clifton L. Gooch, M.D. , Professor & Chairman Department of Neurology & Director Division of Neuromuscular Disease University of South Florida College of Medicine; Paul Park M.D. , Assistant Professor & Neurosurgeon University of Michigan School of Medicine; Mike Vogelbaum M.D., Ph.D . , Associate Director, Brain Tumor and Neuro - Oncology Center Cleveland Clinic . DSMB Non - Voting Monitors : Lucie Bruijn, Ph.D. , Chief Scientist & Sr. VP of Research and Development ALS Association; Thomas Freeman M.D. , Professor, Dept of Neurosurgery & Medical Director, Center for Aging and Brain Repair University of South Florida College of Medicine 6

Neuralstem ALS Trial ALS Phase I Patient Summary □ Poster titled “Lumbar intraspinal injection of neural stem cells in patients with ALS: Interim results of a Phase I trial” □ Presented at American Neurological Association Annual Meeting, September 2011 7 PATIENT GROUP GENDER AGE AT SURGERY DISEASE DURATION AT SURGERY (Yrs) IMPLANT DATE 1 A1 Male 61.7 5.2 (trach) 1/20/2010 2 A1 Male 43.4 12.7 (trach) 3/12/2010 3 A1 Male 51.1 2.1 4/14/2010 4 A2 Male 37.5 2.0 (trach) 5/26/2010 5 A2 Male 66.2 2.2 6/23/2010 6 A2 Male 55.0 2.2 8/18/2010 7 B Male 59.0 1.6 10/20/2010 8 B Male 41.1 5.5 11/17/2010 9 B Male 54.5 3.5 12/29/2010 10 C Male 48.9 11 2/9/2011 11 C Male 39.4 1.5 3/9/2011 12 C Male 65 3 4/13/2011

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Neuralstem Small Molecule Drug Program Overview □ NSI - 189 □ First in this new class of compounds □ Characteristics: molecular wt. <400, orally active, excellent brain penetration, key biological activity: enhanced neurogenesis and increased hippocampal volume □ Major Depressive Disorder – leading indication □ Product Status : Phase Ia human safety trial completed in Oct. 2011 □ Mechanism of Action : Neurogenesis □ Route of Administration : Oral □ Clinical lot : 12 kg cGMP completed □ Timeline : Phase Ib approved in Dec. 2011, and Ib expected to be completed in 3Q12 □ Other potential indications include: □ Alzheimer’s Disease □ Anxiety □ Bipolar Disorder □ PTSD - Post - Traumatic Stress Disorder □ Schizophrenia □ Stroke 9

Neuralstem, Inc. 2012 Catalysts □ Ongoing Clinical Trials □ ALS □ Phase I cervical - transplantations completion □ Phase II trial application □ NSI - 189 □ Phase Ib trial completion □ Phase IIa trial application in U.S. □ cSCI – Phase I multi - site trial continuing □ New Clinical Trials □ NSI - 189 Phase II approval □ Stroke Phase I / II / III trials in China □ Stroke Phase I trial in U.S. □ Chronic and acute SCI trial in India □ Huntington’s Disease Phase I trial in Germany □ Business Milestones □ License of NSI - 189 with a Japanese pharmaceutical company for Japanese market 10 SR1